UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 3, 2011

MIDAS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

01-13409	36-4180556
(Commission File Number)	(IRS Employer Identification No.)

1300 Arlington Heights Road, Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 438-3000

This Form 8-K is amended to provide that the information previously furnished under Item 7.01 was also responsive to Item 2.02 and to update the Company’s estimate of such information.

Item 2.02	Results of Operations and Financial Condition.

The information set forth in Exhibit 99.1 is also furnished in response to Item 2.02. The Company has updated the financial information contained therein in its Press Release dated March 16, 2011, filed on Form 8-K on March 16, 2011, which supersedes the financial information in exhibit 99.1.

Item 7.01	Regulation FD Disclosure

Press release: RULING ISSUED IN MIDAS-MESA/MOBIVIA GROUP ARBITRATION

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2011		MIDAS, INC.

	By:	/s/ William M. Guzik
William M. Guzik
Chief Financial Officer

INDEX TO EXHIBITS:

Exhibit Number	Description

99.1	Press release:

RULING ISSUED IN MIDAS-MESA/MOBIVIA GROUP ARBITRATION (previously furnished with Form 8-K dated March 3, 2011)